                                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                      FORM 8-K
                                                  CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2002

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
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                               (Exact name of registrant as specified in its charter)

               Delaware                                   1-9618                               36-3359573
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     (State or other jurisdiction of               (Commission File No.)                   (I.R.S. Employer
     incorporation or organization)                                                       Identification No.)

   4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                       60555
   --------------------------------------------------------                           ----------------------------
         (Address of principal executive offices)                                              (Zip Code)

                         Registrant's telephone number, including area code: (630) 753-5000

ITEM 5.    OTHER EVENTS

Navistar International Corporation (the "Registrant") today completed the sale of a total of 7,755,030 shares of its Common Stock, par value $.10 per share, at a price of $22.566 per share and an aggregate purchase price of
$175,000,000, to the following three employee benefit plan trusts of International Truck and Engine Corporation:

                  Trust                                                                   Number of Shares

International Truck and Engine Corporation
Non-Contributory Retirement Plan Trust                                                        4,653,018

International Truck and Engine Corporation
Retirement Plan for Salaried Employees Trust                                                  1,551,006

International Truck and Engine Corporation
Retiree Health Benefit Trust                                                                  1,551,006

The securities were offered and sold in reliance upon the exemption from securities registration afforded by
Section 4(2) of the Securities Act of 1933 and Rule 506 under Regulation D.

The securities offered have not yet been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

                                                    SIGNATURES
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Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
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           Registrant

Date:    November 8, 2002                   /s/  Mark T. Schwetschenau
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                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)